Mining Interests - Owned By Subsidiaries - Summary of Reconciliation of Total Eligible Borrowing Costs Incurred to Total Borrowing Costs Included in Finance Costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Disclosure of mining assets and property, plant and equipment [Abstract]
Total borrowing costs incurred	$ 111	$ 99
Less: amounts capitalized to mining interests	(46)	(23)
Total borrowing costs included in finance costs in the Consolidated Statements of Earnings	$ 65	$ 76
Weighted average rate used in capitalization of borrowing costs during year	3.84%	3.67%